UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8-K


                        CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported) - November 9, 2004



                 THE MAY DEPARTMENT STORES COMPANY
     (Exact name of Registrant as specified in its charter)

   Delaware                   I-79               43-1104396
 (State or other          (Commission          (IRS Employer
jurisdiction of            File Number)         Identification No.)
incorporation)



  611 Olive Street, St. Louis, Missouri               63101
(Address of principal executive offices)            (Zip code)



         Registrant's telephone number, including area code:
                         (314) 342-6300










Item 2.02  Results of Operations and Financial Condition.

On November 9, 2004, the registrant issued a press release announcing its financial results for the 13 and 39 weeks ending
October 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.




Item 9.01  Financial Statements and Exhibits.

        (c) Exhibits. The following document is furnished as an Exhibit.


Exhibit No.    Exhibit

    99.1       Press Release, dated November 9, 2004










                             SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             THE MAY DEPARTMENT STORES COMPANY



Dated: November 9, 2004            By:  /s/ Richard A. Brickson
                                   Richard A. Brickson
                                   Secretary and Senior Counsel